UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2017

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 28, 2017, The AES Corporation (the “Company” or “AES”) completed its previously announced offering of $500,000,000 aggregate principal amount of its 5.125% Senior Notes due 2027 (the “Notes”). J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC and SG Americas Securities, LLC acted as joint book-running managers for the offering of the Notes.

The public offering price of the Notes was 100.00% of the principal amount. AES intends to use the net proceeds from the offering of the Notes to fund the concurrent tender offer to purchase its outstanding 8.00% senior notes due 2020 and to pay certain related fees and expenses. If any net proceeds from the offering remain after completion of the tender offer, AES intends to use such proceeds to retire certain other outstanding indebtedness.

The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated August 14, 2017, among AES and J.P. Morgan Securities LLC, under AES’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-209671), filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2016. AES has filed with the SEC a prospectus supplement, dated August 14, 2017, together with the accompanying prospectus, dated February 23, 2016, relating to the offer and sale of the Notes.

The Notes were issued on August 28, 2017 pursuant to a Senior Indenture, dated as of December 8, 1998 (the “Base Indenture”), as amended and supplemented by a ninth supplemental indenture, dated as of April 3, 2003 (the “Ninth Supplemental Indenture”) and the twenty-first supplemental indenture, dated as of August 28, 2017 (the “Twenty-First Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), between AES and Deutsche Bank Trust Company Americas, as successor to Wells Fargo Bank, N.A. and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee.

Interest on the Notes accrues at a rate of 5.125% per annum, and interest is payable on March 1 and September 1 of each year, beginning March 1, 2018. The Notes will mature on September 1, 2027. The Company may redeem all or a part of the Notes on or after September 1, 2022, on any one or more occasions, as described in the Indenture. In addition, at any time prior to September 1, 2022, the Company may redeem all or a part of the Notes, on any one or more occasions, at a redemption price equal to 100.00% of the principal amount of the Notes to be redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture. In addition, at any time and on one or more occasions, on or prior to September 1, 2020, the Company may redeem, in the aggregate for all such redemptions, up to 35% of the aggregate principal amount of the notes with the net cash proceeds from certain equity offerings at a redemption price equal to 105.125% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company must offer to repurchase the Notes at a price equal to 101.00% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Indenture also contains covenants, subject to certain exceptions, restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or by the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Notes. The Base Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement and the Underwriting Agreement has been incorporated by reference as Exhibit 1.1 to AES’s Current Report on Form 8-K filed with the SEC on August 16, 2017. The Twenty-First Supplemental Indenture and form of Notes are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, the intended use of proceeds from the offering of the Notes, which are subject to risks and uncertainties, such as general economic conditions and other risks and uncertainties. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’s current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’s filings with the SEC, including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7 “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in AES’s 2016 Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the three months ended March 31, 2017, Quarterly Report on Form 10-Q for the three months ended June 30, 2017 and in subsequent reports filed with the SEC. Readers are encouraged to read AES’s filings to learn more about the risk factors associated with AES’s business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Twenty-First Supplemental Indenture, dated August 28, 2017, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Form of 5.125% Senior Notes due 2027 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Vincent W. Mathis
Name:	Vincent W. Mathis
Title:	Vice President, General Counsel Operations

Date: August 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Twenty-First Supplemental Indenture, dated August 28, 2017, between The AES Corporation and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of 5.125% Senior Notes due 2027 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).